Exhibit 10.5
ADDITIONAL LOAN AND FIRST AMENDMENT TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
     This ADDITIONAL LOAN AND FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 3, 2007 (this “Amendment”), is made and entered into by and among CKE Restaurants, Inc., a Delaware corporation (the “Borrower”), BNP Paribas, as administrative agent (in such capacity, the “Administrative Agent”), the lender signatory hereto (the “Additional Term Lender”) in connection with that certain Seventh Amended and Restated Credit Agreement, dated as of March 27, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Administrative Agent, the lenders party thereto and the other parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Credit Agreement (as amended hereby).
RECITALS
     Pursuant to Section 2.23 of the Credit Agreement, the Borrower may from time to time request Additional Loans in an aggregate principal amount not to exceed $100,000,000, subject to the terms and conditions set forth therein.
     On April 19, 2007, the Borrower provided written notice to the Administrative Agent of its request for Additional Term Loans in an aggregate principal amount of $50,000,000.
     The Additional Term Lender has agreed, subject to the terms and conditions set forth herein, to make Additional Term Loans to the Borrower in an aggregate amount of $50,000,000.

AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Amendments to Credit Agreement.
          (a) The Borrower and the Additional Term Lender party hereto hereby agree that:
               (i) the Commitment (the “May 2007 Commitment”) of the Additional Term Lender and the aggregate amount of the Additional Term Loans which shall be borrowed (the “May 2007 Term Loans”) pursuant to this Amendment and Section 2.23 of the Credit Agreement shall be in an aggregate principal amount of $50,000,000; and
               (ii) the May 2007 Term Loans shall be made on the first date on which the conditions set forth in Sections 2.23 and 4.2 of the Credit Agreement and Section 2 hereof have been satisfied in full (the “Additional Loan Effective Date”).
          (b) The Borrower and the Additional Term Lender hereby agree that each May 2007 Term Loan funded pursuant to this Amendment will have the same ranking and all other terms as the Term Loans, except that the May 2007 Term Loans shall accrue interest from and including the Additional Loan Effective Date, and, from and after the Additional Loan Effective Date, the Additional Term Lender will be a Lender and a Term Loan Lender for any and all purposes under the Credit Agreement.
          (c) To give effect to the May 2007 Term Loans, the parties hereto agree that:
               (i) Section 1.1 of the Credit Agreement is amended by adding the following new definitions thereto in alphabetical order:
“New Tranche Term Loans” shall have the meaning provided in Section 2.1.
“Original Term Loans” shall mean the Term Loans made on the Closing Date.
               (ii) Section 1.1 of the Credit Agreement is amended by amending and restating the definition of “Term Loan” in its entirety to read in full as follows:
“Term Loan” shall have the meaning provided in Section 2.1, provided that for all purposes of the Loan Documents other than the first four sentences of Section 2.1, “Term Loan” shall include the New Tranche Term Loans made pursuant to Section 2.1.

               (iii) Section 2.1 of the Credit Agreement is amended by adding the following after the fourth sentence of such section:
On May 3, 2007, Additional Term Loans in the principal amount of $50,000,000 shall be made by Lenders agreeing to do so pursuant to Section 2.23 (collectively, the “New Tranche Term Loans").
[Remainder of Page Intentionally Left Blank]

               (iv) The table set forth in Section 2.1 of the Credit Agreement is hereby amended and restated as follows:

	Paydown Amount	Paydown Amount
	in connection with	in connection with
Date	Original Term Loans	New Tranche Term Loans
July 1, 2007	$300,000	$125,000
October 1, 2007	$300,000	$125,000
January 1, 2008	$300,000	$125,000
April 1, 2008	$300,000	$125,000
July 1, 2008	$300,000	$125,000
October 1, 2008	$300,000	$125,000
January 1, 2009	$300,000	$125,000
April 1, 2009	$300,000	$125,000
July 1, 2009	$300,000	$125,000
October 1, 2009	$300,000	$125,000
January 1, 2010	$300,000	$125,000
April 1, 2010	$300,000	$125,000
July 1, 2010	$300,000	$125,000
October 1, 2010	$300,000	$125,000
January 1, 2011	$300,000	$125,000
April 1, 2011	$300,000	$125,000
July 1, 2011	$300,000	$125,000
October 1, 2011	$300,000	$125,000
January 1, 2012	$300,000	$125,000
April 1, 2012	$28,500,000	$11,875,000
July 1, 2012	$28,500,000	$11,875,000
October 1, 2012	$28,500,000	$11,875,000
January 1, 2013	$28,800,000	$12,000,000

     Section 2. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon the following:
          (a) Amendment. The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Administrative Agent, and the Additional Term Lender.
          (b) Confirmation of Guaranty and Security Interest. The Borrower and each Subsidiary of the Borrower (other than any such Subsidiary which is an Immaterial Subsidiary) shall have executed and delivered to the Administrative Agent a Confirmation of Guaranty and Security Interest.
          (c) Additional Commitment Agreement. The Administrative Agent shall have received an Additional Commitment Agreement in form and substance reasonably acceptable to it executed by each of the Additional Term Lender, the Administrative Agent and the Borrower.
          (d) Opinion of Counsel. The Administrative Agent shall have received, on behalf of itself and the Lenders, a legal opinion of Stradling Yocca Carlson & Rauth, counsel for the Borrower, addressed to the Administrative Agent, the Issuing Bank and the Lenders and dated the Additional Loan Effective Date, addressing such matters as the Administrative Agent may reasonably request.
          (e) Secretary’s Certificate. The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of the Borrower, dated as of the Additional Loan Effective Date (i) certifying as true, correct and complete as of the Additional Loan Effective Date, an attached copy of the certificate of incorporation or other similar organizational document of the Borrower as amended, restated, supplemented or otherwise modified on or prior to the Additional Loan Effective Date (certified by the Secretary of State or other comparable authority where customary in such jurisdiction as of a date not more than ten Business Days prior to the Additional Loan Effective Date) and certifying that there have been no changes to such certificate of incorporation or other similar organizational document since the date of the certification thereof by the Secretary of State or other comparable authority where customary in such jurisdiction, (ii) certifying as true, correct and complete and as in full force and effect as of the Additional Loan Effective Date, an attached copy of the by-laws or other similar organizational document of the Borrower as amended through the date of such certificate, (iii) certifying an attached copy of the resolutions of the Borrower’s Board of Directors approving and authorizing the execution, delivery and performance of this Amendment and all other documents, instruments and agreements executed and/or delivered in connection herewith or required or contemplated hereunder (the “Amendment Documents”), and (iv) certifying the names and true signatures of the incumbent officers of the Borrower authorized to sign this Amendment and the other Amendment Documents, together with a certification of the name and true signature of the Secretary or Assistant Secretary of the Borrower executing and delivering this certificate.

          (f) Officer’s Certificate. The Administrative Agent shall have received a certificate dated as of the Additional Loan Effective Date signed by the chief financial officer of the Borrower certifying that the conditions set forth in Sections 4.2(a), (b) and (d) of the Credit Agreement have been satisfied in full with respect to the May 2007 Term Loans.
          (g) No Default or Event of Default. After giving effect to this Amendment and the Additional Term Loans, no Default or Event of Default shall have occurred and be continuing as a result of a breach of the covenants in Section 7.1 of the Credit Agreement and the Administrative Agent shall have received a certificate of the President or Vice President of the Borrower, dated as of the Additional Loan Effective Date, certifying the foregoing.
          (h) Additional Matters. All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Administrative Agent.
     Section 3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as of the date hereof, that both before and after giving effect to this Amendment:
          (a) All of the representations and warranties of the Borrower and each other Loan Party contained in the Loan Documents (other than representations and warranties which expressly speak only as of a different date) are true and correct;
          (b) No Default or Event of Default has occurred or is continuing; and
          (c) The May 2007 Term Loans will be used to prepay the Revolving Loans pursuant to Sections 2.2 and 2.11 of the Credit Agreement and for other general corporate purposes.
     Section 4. Affirmations.
          (a) The Borrower hereby (i) expressly acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Loan Documents to which it is a party, and (iii) agrees such Loan Documents remain in full force and effect.

          (b) The Borrower and the Administrative Agent hereby acknowledge and agree that (i) the Additional Term Lender is approved and included as a “Term Loan Lender” and as a “Lender”, each as defined in and under the Credit Agreement, and (ii) the other terms, conditions, rights and remedies of the Lenders and the Term Loan Lenders otherwise extend in all respects and are identical to those applicable to the Additional Term Lender under this Amendment.
          (c) The Borrower and the Administrative Agent hereby acknowledge and agree that the May 2007 Term Loans are “Term Loans”, “Loans” and “Obligations” as defined in and under the Credit Agreement.
          (d) The Borrower and the Administrative Agent hereby acknowledge and agree that the Additional Term Lender is a Secured Party as defined in and under the Borrower Security Agreement and the Subsidiary Security Agreement.
          (e) The Borrower and the Administrative Agent hereby acknowledge and agree that the grants of security interests and pledges of the Borrower pursuant to the Security Documents secures all amounts advanced and committed under the May 2007 Term Loans and this Amendment, which amounts are and shall be secured by all of the Collateral as defined in the Credit Agreement.
          (f) The Borrower hereby reaffirms, as of the Additional Loan Effective Date, the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby.
          (g) The Borrower hereby acknowledges and agrees that the acceptance by the Administrative Agent of this document shall not be construed in any manner to establish any course of dealing on the Administrative Agent’s or any Lender’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.
          (h) The Borrower hereby represents and warrants that, immediately after giving effect to this Amendment, each Loan Document, in each case as modified by this Amendment (where applicable), to which it is a party continues to be a legal, valid and binding obligation of the undersigned, enforceable against such party in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

     Section 5. Reference to and Effect on the Credit Agreement and other Loan Documents. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or of any other instrument or agreement referred to therein, except as set forth herein, or (ii) prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Credit Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
     Section 6. Further Assurances. The Borrower shall and shall cause each other Loan Party, upon the reasonable request of the Administrative Agent and at the Borrower’s sole cost and expense, to execute, deliver, acknowledge or obtain, or to cause to be executed, delivered, registered, filed or recorded any document or instrument supplemental or confirmatory to the implementation of the May 2007 Term Loan, all as deemed necessary, reasonable or prudent by the Administrative Agent to create, better perfect, protect or implement the security interests of the Administrative Agent for the benefit of itself and the benefit of the Secured Parties
     Section 7. Expenses and Fees. Notwithstanding anything contained in the Credit Agreement, as amended hereby, or any other Loan Document and in addition to any fees and expenses required to be paid by the Borrower thereunder, the Borrower agrees to pay all reasonable out-of-pocket costs, fees and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Administrative Agent).
     Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
     Section 9. Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW TO THE EXTENT SUCH PRINCIPLES WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ILLINOIS).
     Section 11. WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE ADDITIONAL LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

CKE RESTAURANTS, INC.
By:	/s/ Theodore Abajian
	Name:	Theodore Abajian
	Title:	Executive Vice President and Chief Financial Officer
Additional Loan and First Amendment

BNP PARIBAS, as Administrative Agent
By:	/s/ Clark C. King
	Name:	Clark C. King III
	Title:	Managing Director

By:	/s/ Michael C. Colias
	Name:	Michael C. Colias
	Title:	Director

BNP PARIBAS, as Additional Term Lender
By:	/s/ Clark C. King
	Name:	Clark C. King III
	Title:	Managing Director

By:	/s/ Michael C. Colias
	Name:	Michael C. Colias
	Title:	Director

Additional Loan and First Amendment